Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Media contacts:
Nov. 20, 2006
Mary De La Garza
972-453-7016
mary.delagarza@idearc.com

David Matthews
972-453-7691
david.matthews@idearc.com

Idearc Inc. Launches with New IAR Ticker Symbol;

Board of Directors Announced

Dallas – Idearc Inc. (NYSE: IAR), one of the nation’s largest providers of yellow and white pages directories and related advertising products, begins trading today, Nov. 20, with Katherine (Kathy) J. Harless, Idearc President and Chief Executive Officer, ringing The Opening BellSM on the New York Stock Exchange.

“Idearc is a great company with a great future,” said Harless. “We are a media company with a multi-platform portfolio that truly places us in a category onto ourselves.”

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Idearc News Release, page 2

Idearc Connects Buyers with Sellers

Idearc (pronounced EYE-dee-ark) has a multi-platform of products, including Verizon Yellow Pages and smaller-sized portable Verizon Yellow Pages Companion Directories, SuperPages.com® (www.superpages.com), SuperPages Mobile™, Solutions At Hand™ magazine and Solutions Direct™ direct mail packages.

The company provides sales, publishing and other related services for more than 1,200 distinct directory titles in 35 states and the District of Columbia, with a total 2006 expected circulation of approximately 136 million copies. In addition, Idearc is the largest publisher of Hispanic directories in the United States.

SuperPages.com, the expert in local search with more than 2 billion searches for two consecutive years, includes a comprehensive list of businesses in the United States – totaling more than 17 million. SuperPages.com enables consumers who are ready to buy to find local and national businesses and compare goods and services of merchants. SuperPages Mobile provides local search functionality for wireless subscribers.

Solutions At Hand is a local, full-color, glossy go-to resource publication geared toward ready-to-buy homeowners with disposable income. It is an editorial style magazine featuring exclusive ad space and “coffee table” appeal. Solutions Direct offers full-color direct mail packages allowing direct communication with consumers.

Idearc is based in the Dallas/Ft. Worth area and employs approximately 7,300 individuals nationally.

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Idearc News Release, page 3

Idearc Board of Directors and Management Team Announced

In addition to serving as President and CEO, Harless will be on the Idearc board of directors. New Idearc board of directors includes the following leaders with national and international experience in telecommunications, interactive and entertainment services and print, video and online media companies. They are:

•	John J. Mueller, serves as Chairman of the Idearc Board. He is a business consultant and served as Chief Executive Officer and President of Valor Telecommunications LLC from 2004 to 2006. Mueller spent 23 years at Cincinnati Bell Inc.

•	Donald B. Reed, who also is on the board of directors of CSG Systems International Inc.; Intervoice, Inc.; and St. Lawrence Cement Group, Inc. Reed previously served as Chief Executive Officer of Cable and Wireless Global, a unit of Cable & Wireless plc (UK). Reed spent for 30 years at New England Telephone, NYNEX Corporation and Bell Atlantic Corporation, including serving as President of NYNEX’s directory operations.

•	Stephen L. Robertson, a business consultant. He served as President of Convergys International, a unit of Convergys Corporation, from 2002 to 2005. Convergys is a global outsourcing solutions company. Robertson spent 22 years with Cincinnati Bell Corporation and Southwestern Bell Corporation.

•	Thomas S. Rogers, President and Chief Executive Officer of TiVo, Inc. He also serves on the board of directors of TiVo Inc., a provider of television-based interactive and entertainment services. Rogers previously served as the Chairman and Chief Executive Officer of Primedia, Inc., a print, video and online media company. He also held positions with NBC.

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Idearc News Release, page 4

In addition to Harless, Idearc’s experienced management team includes:

•	Eric D. Chandler, President – Internet

•	Andrew (Andy) Coticchio, Executive Vice President and Chief Financial Officer

•	Frank P. Gatto, President – Northeast

•	W. Scott (Scott) Hanle, President – West and Independent

•	Sandra L. (Sandy) Henjum, President – Southeast and Central

•	Samuel D. (Dee) Jones, Senior Vice President – Investor Relations

•	Scott B. Laver, President – Mid-Atlantic

•	William G. (Bill) Mundy, Executive Vice President and General Counsel and Secretary

•	Michael D. (Mike) Pawlowski, Senior Vice President and Chief Marketing Officer

•	Georgia R. Scaife, Senior Vice President – Human Resources

•	Janet P. Stevens, Senior Vice President – Public Relations

“Idearc means energy, creativity and a clear sense of purpose,” Harless added. “This company is about resourcefulness, vitality and an entrepreneurial spirit that redefines us in the marketplace.”

About Idearc Inc.

IDEARC’S ONLINE NEWS CENTER: Idearc news releases, fact sheets, biographies, media contacts, high quality video and images, and other information are available at Idearc’s News Center on the World Wide Web at www.idearc.com/pressroom.

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Idearc News Release, page 5

Some statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Idearc Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various risks could cause future results to differ from those expressed by the forward-looking statements included in this press release. These risks include, but are not limited to, the following:

•	risks inherent in our spin-off from our former parent corporation, Verizon Communications Inc., including increased costs and reduced profitability associated with operating as an independent company;

•	risks related to borrowings made in connection with the spin-off from Verizon Communications Inc.;

•	risks associated with our dependence on key agreements entered into with Verizon Communications Inc. in connection with the spin-off;

•	increased demands on our management teams as a result of operating as an independent company;

•	changes in our competitive position due to competition from other yellow pages publishers and/or our ability to anticipate or respond to changes in technology and user preferences;

•	changes in the availability and cost of printing raw materials and third party printers and distributors;

•	changes in U.S. labor, business, political and/or economic conditions;

•	changes in governmental regulations and policies and actions of regulatory bodies;

•	changes in operating performance; and

•	access to capital markets and changes in credit ratings.

For further details and a discussion of these and other risks and uncertainties, please see Idearc Inc.’s filings with the Securities and Exchange Commission, which you may view at www.sec.gov, and in particular, Idearc Inc.’s information statement, filed as part of its registration statement on Form 10, and related amendments, filed with the Securities and Exchange Commission on July 7, 2006, and made effective as of November 1, 2006.

Other unknown or unpredictable factors could have material adverse effects on the Company’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur. We caution you not to place undue reliance on these forward-looking statements. All subsequent written and oral forward-looking statements concerning Idearc Inc., or other matters and attributable to Idearc Inc. or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. Idearc Inc. does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

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